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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-96242, 333-4658 and 33-90624) of DeepTech International Inc. of our report dated September 16, 1996 appearing on page F-2 of this Form 10-K.



PRICE WATERHOUSE, LLP

Houston, Texas
September 23, 1996